                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant    [x]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[ ]  Preliminary proxy statement
                                              [ ] Confidential, For Use of
                                                  the Commission Only (as
                                                  permitted by Rule 14a-6(e)(2))
[x]    Definitive proxy statement
[ ]    Definitive additional materials
[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                              HOTEL DISCOVERY, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
[x]    No fee required.
[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5)   Total fee paid:

--------------------------------------------------------------------------------
     [ ] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)   Amount previously paid:

--------------------------------------------------------------------------------
     (2)   Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
     (3)   Filing Party:

--------------------------------------------------------------------------------
     (4)   Date Filed:

--------------------------------------------------------------------------------

                              HOTEL DISCOVERY, INC.
                        4801 West 81st Street, Suite 112
                          Bloomington, Minnesota 55437


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             TO BE HELD MAY 21, 1998


TO THE SHAREHOLDERS OF HOTEL DISCOVERY, INC.:

     Please take notice that the Annual Meeting of Shareholders of Hotel Discovery, Inc. will be held, pursuant to due call by the Board of Directors of the Company, at the Minnesota Room, Mall of America, Fourth Floor, Bloomington, Minnesota, on Thursday, May 21, 1998, at 2:00 p.m., or at any adjournment or adjournments thereof, for the purpose of considering and taking appropriate action with respect to the following:

     1.       To elect five directors.

     2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company from Hotel Discovery, Inc. to Cafe Odyssey, Inc.

     3. To approve an amendment to the Company's 1997 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder from 750,000 to 1,250,000 shares.

     4.       To approve the adoption of the 1998 Director Stock Option Plan.

     5. To transact any other business as may properly come before the meeting or any adjournments thereof.

     Pursuant to due action of the Board of Directors, shareholders of record on April 7, 1998 will be entitled to vote at the meeting or any adjournments thereof.

     A PROXY FOR THE MEETING IS ENCLOSED HEREWITH. YOU ARE REQUESTED TO FILL IN AND SIGN THE PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                  By Order of the Board of Directors


                                  Anne D. Huemme
                                  Secretary

April 21, 1998

                              HOTEL DISCOVERY, INC.
                        4801 WEST 81ST STREET, SUITE 112
                          BLOOMINGTON, MINNESOTA 55437

                  --------------------------------------------

                                 PROXY STATEMENT

                  --------------------------------------------

                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  MAY 21, 1998


                         VOTING AND REVOCATION OF PROXY

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Hotel Discovery, Inc. (the "Company") to be used at the Annual Meeting of Shareholders of the Company to be held on Thursday, May 21, 1998, at 2:00 p.m. at the Minnesota Room, Mall of America, Fourth Floor, Bloomington, Minnesota. The approximate date on which this Proxy Statement and the accompanying proxy were first sent or given to shareholders was April 21, 1998. Each shareholder who signs and returns a proxy in the form enclosed with this Proxy Statement may revoke the same at any time prior to its use by giving notice of such revocation to the Company in writing, in open meeting or by executing and delivering a new proxy to the Secretary of the Company. Unless so revoked, the shares represented by each proxy will be voted at the meeting and at any adjournments thereof. Presence at the meeting of a shareholder who has signed a proxy does not alone revoke that proxy. Only shareholders of record at the close of business on April 7, 1998 (the "Record Date") will be entitled to vote at the meeting or any adjournments thereof.


                              VOTING SECURITIES AND
                            PRINCIPAL HOLDERS THEREOF

     The Company has outstanding one class of voting securities, Common Stock, $0.01 par value, of which 8,000,189 shares were outstanding as of the close of business on the Record Date. Each share of Common Stock is entitled to one vote on all matters put to a vote of shareholders.

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director, (iii) each executive officer named in the Summary Compensation Table, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each of the following persons has sole voting and investment power with respect to the shares of Common Stock set forth opposite their respective names.


NAME OF BENEFICIAL OWNER (1)                          NUMBER                       PERCENT OF CLASS
-------------------------------------------------     -------                      ----------------

Stephen D. King..................................   1,065,743 (2)                           13.3%

Ronald K. Fuller.................................     199,333 (3)                            2.4%

Anne D. Huemme...................................          50 (4)                             *

Michael H. Krienik...............................      10,000 (5)                             *
   115 W. 9th Street
   Cincinnati, OH 45202

Martin J. O'Dowd.................................           0                                 --
   7701 France Avenue South, Suite 200
   Edina, MN  55435

Thomas W. Orr....................................      10,000                                 *
   3440 W. Pepperwood Loop
   Tucson, AZ 85742

All executive officers and directors
   as a group (six persons).......................   1,285,126 (6)                           15.7%

---------------

*       Less than 1%.

(1) Unless otherwise indicated, the address of each person is 4801 West 81st Street, Suite 112, Bloomington, MN 55437.

(2) Includes 165,743 shares as to which Mr. King holds options to purchase from various individuals exercisable currently or within 60 days of the Record Date.

(3) Includes 183,333 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date. Also includes 1,000 shares owned and 1,000 shares issuable upon exercise of warrants owned by Mr. Fuller's wife, and 2,000 shares owned and 2,000 shares issuable upon exercise of warrants owned by his children. Mr. Fuller disclaims beneficial ownership of such shares.

(4) Represents shares owned by Ms. Huemme's children, as to which Ms. Huemme disclaims beneficial ownership.

(5) Represents 10,000 shares issuable upon exercise of options exercisable currently or within 60 days of the Record Date.

(6) Includes 362,076 shares issuable upon exercise of options and warrants exercisable currently or within 60 days of the Record Date.

                              ELECTION OF DIRECTORS
                                  (PROPOSAL 1)

         Five directors are to be elected at the meeting, each director to hold office until the next Annual Meeting of Shareholders, or until his successor is elected and qualified. All of the persons listed below are now serving as directors of the Company.

         The names and ages of the nominees, and their principal occupations and tenure as directors, are set forth below based upon information furnished to the Company by such nominees. All of the persons listed below have consented to serve as a director, if elected.


NAME                                    POSITIONS WITH THE COMPANY                       AGE         DIRECTOR SINCE
------------------------------------    --------------------------------                 ---         --------------
Stephen D. King.....................    Chairman of the Board                             41               1994
Ronald K. Fuller....................    Chief Executive Officer, Chief                    53               1997
                                          Operating Officer and Director
Michael H. Krienik..................    Director                                          45               1997
Martin J. O'Dowd....................    Director                                          49               1997
Thomas W. Orr.......................    Director                                          53               1997

         Stephen D. King is the Chairman of the Board of the Company and a managing partner of BaryCenter Capital Management, a Cincinnati-based financial advisor and investment firm. Mr. King also served as the Company's Chief Executive Officer from its inception until February 1998. From 1982 to 1990, Mr. King served in various capacities, including Chief Executive Officer, of Pizza Hut of Cincinnati, Inc., which operates 36 Pizza Hut restaurants in the Cincinnati, Ohio area. Mr. King has also served in various capacities with Long John Silver, Two Pesos and Skyline Chili franchise operations. Mr. King also has extensive real estate and financing expertise and, from 1991 to 1994, served as managing partner of a real estate development partnership with properties valued at approximately $60 million.

         Ronald K. Fuller joined the Company as President and Chief Operating Officer in January 1997. He also became Chief Executive Officer of the Company in February 1998. Mr. Fuller had served since 1993 as President and Chief Executive Officer for Leeann Chin, Inc., Minneapolis, Minnesota. From 1985 to 1993, Mr. Fuller held several executive positions with General Mills, Inc. and General Mills Restaurants, Inc. in Minneapolis and Orlando, Florida, including Vice President - Operations, Executive Vice President - New Concept Development, and President/General Manager.

         Michael L. Krienik became a director of the Company in September 1997 and is President of Krienik Advertising Inc., Cincinnati, Ohio, a full-service advertising agency which he founded in 1981. Prior to founding his own advertising agency, Mr. Krienik served in various merchandising/management roles with Federated Department Stores from 1973 to 1977 and then served as the National Advertising Manager for U.S. Shoe Corporation from 1977 to 1981.

         Martin J. O'Dowd has been a Director of the Company since September 1997 and is the President, Chief Executive Officer and a Director of Elephant & Castle Group, Inc. He was Chief Operating Officer for United States operations of that Company from April 1997 to March 1998. From May 1995 to April 1997, Mr. O'Dowd served as President and Chief Operating Officer and a Director of Rainforest Cafe, Inc. From July 1987 to May 1995, Mr. O'Dowd was Corporate Director, Food and Beverage Services for Holiday Inn Worldwide. Mr. O'Dowd is also a Director of Famous Dave's of America, Inc.

         Thomas W. Orr became a Director of the Company in September 1997 and has been a Senior Consultant since 1995 for the Delta Consulting Group, Trumbull, Connecticut, specializing in business strategy, new business development, marketing and sales. From 1994 to 1995, Mr. Orr was President of the retail chicken group of ConAgra Broiler Company, with responsibility for strategic direction, operations of five plants, sales, marketing, international and commodity businesses. Mr. Orr had previously been associated with ConAgra Broiler Company from 1991 to 1993 as Vice President of Sales and Vice President of Marketing. From 1993 to 1994, Mr. Orr served as Senior Vice President for Jennie-O Foods, Inc., a subsidiary of Hormel Foods, with responsibility for strategy development, marketing and sales for the retail, food service and commodity divisions.


                             EXECUTIVE COMPENSATION

         The following table sets forth the cash and noncash compensation for each of the last three fiscal years awarded to or earned by its Chairman of the Board and its President, Chief Executive Officer and Chief Operating Officer.

                           SUMMARY COMPENSATION TABLE

                                                                                                          Long-Term
                                                                                                        Compensation
                                                                                                        ------------
                                                             Annual Compensation                            Awards
                                                 -----------------------------------------------     ------------------
                                                                                    Other Annual        Common Stock
                                                 Salary             Bonus           Compensation     Underlying Options
Name and Principal Position        Year           ($)                ($)                ($)                  (#)
---------------------------        ----          ------             -----           ------------     ------------------

Stephen D. King                    1997           83,333            70,000                0                      0
Chairman of the Board              1996                0                 0                0                      0
                                   1995                0                 0                0                      0

Ronald K. Fuller                   1997          146,154            50,000           61,733 (1)            308,333
President, Chief Executive         1996                0                 0                0                      0
   Officer and Chief               1995                0                 0                0                      0
   Operating Officer

(1) Includes $33,333 in consulting fees paid to Mr. Fuller prior to his becoming an employee, $8,400 car allowance and $20,000 cafeteria plan benefits.

                        OPTION GRANTS IN LAST FISCAL YEAR

         The following table sets forth the number of individual grants of stock options made during fiscal year 1997 to its Chairman of the Board and its President, Chief Executive Officer and Chief Operating Officer.

                                 Number of         Percent of
                                   Shares         Total Options                         Market Price
                                 Underlying        Granted to         Exercise or          on Date
                                  Options         Employees in        Base Price          of Grant          Expiration
Name                             Granted (#)       Fiscal Year         ($/Share)          ($/Share)            Date
----                             -----------      -------------       -----------       ------------        ----------
Stephen D. King...........             0                 --                  --                 --                 --
Ronald K. Fuller..........       300,000 (1)             47.4%             3.00               3.00             1/15/2007
                                   8,333 (2)              1.3              3.00               3.00             6/29/2007

(1) Options vest and become exercisable as follows: 50,000 on January 15, 1997, 125,000 on January 15, 1998 and 125,000 on January 15, 1999.

(2)      Options vest and become exercisable on June 29, 1998.


               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

         The following table summarizes information with respect to options held by the executive officers named in the Summary Compensation Table, and the value of the options held by such persons at the end of fiscal 1997. No options were exercised by the executive officers named in the Summary Compensation Table during fiscal 1997.

                                                 Number of Unexercised               Value of Unexercised in-the-
                                                 Options at FY-End (#)              Money Options at FY-End ($)(1)
                                            --------------------------------        --------------------------------
Name                                        Exercisable        Unexercisable        Exercisable        Unexercisable
----                                        -----------        -------------        -----------        -------------
Stephen D. King......................            0                      0                  0                    0
Ronald K. Fuller.....................       50,000                258,333              6,250               32,292

(1) Based upon the difference between the option exercise price of $3.00 and the last sale price of the common stock on December 26, 1997, which was $3.125.

EMPLOYMENT AGREEMENTS

         Ronald K. Fuller, President, Chief Executive Officer and Chief Operating Officer, has a two-year employment agreement which expires on January 6, 1999. It is subject to early termination for variety of reasons, including voluntary termination by Mr. Fuller. Mr. Fuller's base salary is $200,000 per year for the first year of the agreement. Such base salary may be adjusted annually as determined by the Company's Board of Directors. Such agreement also provides that Mr. Fuller will receive one year's severance if terminated by the Company for a reason other than "cause," as defined therein. Mr. Fuller receives medical, dental and other customary benefits. The employment agreement provides that Mr. Fuller will not compete with the Company for one year if he resigns or is terminated for cause.

         Mr. Fuller has an option agreement with the Company dated January 15, 1997 pursuant to which he was granted options to purchase 300,000 shares of Common Stock at an exercise price of $3.00 per share. The option agreement provides that if Mr. Fuller is terminated without cause, all parts of the option scheduled to vest thereafter shall immediately vest as of the date of termination. Immediate vesting shall also occur in the event of (i) the sale in one or more private transactions of 50% or more of the Company or (ii) a majority of the members of the Board of Directors of the Company is replaced within a period of less than six (6) months by directors not nominated and approved by the Board. The option is currently unvested as to 125,000 shares.

         Anne D. Huemme, Vice President - Finance and Chief Financial Officer, has a three-year employment agreement which expires on January 5, 2001, subject to early termination for a variety of reasons. Ms. Huemme will receive a base salary of $130,000 during her first year of employment. Such base salary is subject to annual adjustment as may be determined by the Company's Chief Operating Officer. Ms. Huemme is eligible to receive annual bonuses at the discretion of the Chief Operating Officer. Such agreement also provides that Ms. Huemme will receive six months' severance if terminated by the Company for a reason other than "cause," as defined therein. Ms. Huemme also receives medical, dental and other customary benefits. The employment agreement provides that Ms. Huemme will not compete with the Company for one year if she resigns or is terminated for cause.

         The Company intends to retain other management employees pursuant to employment and consulting agreements. The Company intends to offer stock options to such employees.

DIRECTOR COMPENSATION

         Directors receive no fees for serving as directors. The Company's three non-management directors, Messrs. Krienik, O'Dowd and Orr, each received ten-year options to purchase 25,000 shares of common stock when they became members of the Board in 1997. One-third of the options vest on each of the first, second and third anniversaries of the date of grant. The options granted to Messrs. Orr and Krienik have an exercise price of $3.34 a share and the options granted to Mr. O'Dowd have an exercise price of $3.75 a share. Members of the Board who are also employees of the Company receive no options for their services as directors.

                              CERTAIN TRANSACTIONS

         The Company granted a five-year non-exclusive license to Eastgate Restaurants, Inc., an Ohio corporation wholly owned by Stephen D. King, to test the concept at a demonstration restaurant at 792 Eastgate South Drive, Cincinnati, Ohio, which opened in June 1994. The license granted included the right to use the Hotel Mexico name, emblems, restaurant design, furnishings, menu and operating procedures. The license fee included an initial payment of $2,500 to the Company and a monthly fee of $200 until the demonstration restaurant ceased operations in August 1997.

         Stephen D. King, a principal shareholder, director and executive officer provided essentially all of the Company's working capital in the development stage. This working capital was provided by direct advances to the Company and reimbursement for various business costs and expenses incurred by the principal shareholder on behalf of the Company. During the years ended December 29, 1996 and December 31, 1995, the maximum amount of such indebtedness outstanding at any time was $1,213,469 and $862,891, respectively. At year end December 29, 1996 and December 31, 1995, the amount of such outstanding indebtedness was $447,787 and $862,891, respectively. Included in these amounts were concept development costs reimbursed to a demonstration restaurant owned and operated by the principal shareholder in the amount of $278,101 for the year ended December 29, 1996 and $433,996 for the year ended December 31, 1995. The Company pays interest of 11.5% on all such advances. Subsequent to December 29, 1996, this principal shareholder has continued to provide the Company with additional working capital advances on a revolving basis, with $348,430 and $0 outstanding on June 29, 1997 and December 28, 1997, respectively.

         In December 1996, the Company borrowed $2.5 million under a term loan from PNC Bank, Ohio, National Association, fully secured by cash collateral. The loan accrued annual interest of 5.94% and payments of interest only were due through January 1998, at which time the entire principal was due. The loan was personally guaranteed by Mr. King. This loan was paid in full on January 31, 1997. In May 1997 the Company borrowed $2.0 million on a 13-month term note, with interest only payable monthly at the rate of 7.15%. This note was guaranteed by Mr. King and was fully secured by substantially all of the Company's assets. This note was repaid in full in July 1997. Mr. King has also personally guaranteed a $1,000,000 leasehold mortgage term loan from PNC Bank, Ohio to the Company. This loan had a principal balance of $921,585 on December 28, 1997.

         On June 23, 1997, the Company borrowed $800,000 from Provident Bank, which is fully secured by substantially all of the Company's assets. The loan bears interest at 2% over the bank's reference rate payable monthly. The loan was personally guaranteed by Mr. King. This loan was repaid in full in July 1997. Also, on August 12, 1997, the Company borrowed $200,000 from Provident Bank, which loan bears interest at 2% over Provident's reference rate, is guaranteed by Mr. King, and was paid in full in November 1997.

         During 1997, Krienik Advertising Inc., an Ohio corporation whose President, Chief Executive Officer and 100% shareholder is Michael H. Krienik, a director of the Company, provided marketing and advertising services to the Company. Fees paid for these services (including payments for subcontracted media, printing, production and research services) amounted to $565,287 for the year ended December 28, 1997.


          PROPOSAL TO AMEND ARTICLE I OF THE ARTICLES OF INCORPORATION
                     TO CHANGE THE NAME OF THE COMPANY FROM
                   HOTEL DISCOVERY, INC. TO CAFE ODYSSEY, INC.
                                  (PROPOSAL 2)

BACKGROUND

         On February 25, 1998, the Company changed the name of its restaurant concept from Hotel Discovery to Cafe Odyssey. The Company believes that the new name better reflects the concept's primary focus on award-winning food, served in a unique environment of adventure, imagination, exploration and innovation. In conjunction with this action, the Company's Board of Directors approved a change in its corporate name from Hotel Discovery, Inc. to Cafe Odyssey, Inc., subject to shareholder approval. The Cafe Odyssey name will be used for the planned Mall of America Restaurant, and all subsequent restaurants. The Kenwood Restaurant will retain the name "Hotel Discovery" because of its already established and well received perception in the marketplace.

PROPOSED RESOLUTION

         The Board of Directors of the Company has approved, subject to shareholder approval, a resolution amending Article I of the Company's Articles of Incorporation, in its entirety, to read as follows:

         The name of the Corporation is Cafe Odyssey, Inc.

         The Board of Directors is requesting approval by the shareholders of such resolution amending Article I of the Company's Articles of Incorporation changing the name of the Company from Hotel Discovery, Inc. to Cafe Odyssey, Inc.

REQUIRED VOTE

         Approval of the resolution amending the Articles of Incorporation requires the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE AMENDMENT AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

                    PROPOSAL TO INCREASE THE NUMBER OF SHARES
                      OF COMMON STOCK RESERVED FOR ISSUANCE
           UNDER THE COMPANY'S 1997 STOCK OPTION AND COMPENSATION PLAN
                                  (PROPOSAL 3)

         On January 15, 1997, the Board of Directors of the Company unanimously approved the 1997 Stock Option and Compensation Plan (the "Plan"). On September 12, 1997, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance by 250,000. On February 25, 1998, the Board of Directors approved an amendment to the Plan to increase the number of shares reserved for issuance by another 500,000 shares, again subject to approval by the Company's shareholders. A complete text of the Plan is set forth as Exhibit A to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

GENERAL

         The purpose of the Plan is to increase shareholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees of and consultants to the Company.

         The Plan provides that a committee (the "Committee") composed of at least two disinterested members of the board of directors of the Company may grant Incentives in the following forms: (a) stock options; (b) stock appreciation rights; (c) stock awards; (d) restricted stock; (e) performance shares; and (f) cash awards. Incentives may be granted to participants who are employees of or consultants to the Company (including officers and directors of the Company who are also employees of or consultants to the Company) selected from time to time by the Committee.

         The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 1,250,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 15.6% of the outstanding shares of Common Stock on April 7, 1998. On April 7, 1998, the closing sale price of the Common Stock as reported by NASDAQ was $2.8125 per share.

STOCK OPTIONS

         Under the Plan, the Committee may grant non-qualified and incentive stock options to eligible employees to purchase shares of Common Stock from the Company. The Plan confers on the Committee discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The number of shares subject to an option will be reduced proportionately to the extent that the optionee exercises a related SAR. The term of a non-qualified option may not exceed 10 years and one day from the date of grant and the term of an incentive stock option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any option or may determine to cancel stock options in order to make a participant eligible for the grant of an option at a lower price. The Committee may approve the purchase by the Company of an unexercised stock option for the difference between the exercise price and the fair market value of the shares covered by such option.

         The option price may be paid in cash, check, bank draft or by delivery of shares of Common Stock valued at their fair market value at the time of purchase or by withholding from the shares issuable upon exercise of the option shares of Common Stock valued at their fair market value or as otherwise authorized by the Committee.

         In the event that an optionee ceases to be an employee of or consultant to the Company for any reason, including death, any stock option or unexercised portion thereof which was otherwise exercisable on the date of termination of employment shall expire at the time or times established by the Committee.

STOCK APPRECIATION RIGHTS

         A stock appreciation right or a "SAR" is a right to receive, without payment to the Company, a number of shares, cash or any combination thereof, the amount of which is determined pursuant to the formula described below. A SAR may be granted with respect to any stock option granted under the Plan, or alone, without reference to any stock option. A SAR granted with respect to any stock option may be granted concurrently with the grant of such option or at such later time as determined by the Committee and as to all or any portion of the shares subject to the option.

         The Plan confers on the Committee discretion to determine the number of shares as to which a SAR will relate as well as the duration and exercisability of an SAR. In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains will be reduced in the same proportion that the holder exercises the related option. The term of a SAR may not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, a SAR will be exercisable for the same time period as the stock option to which it relates is exercisable. Any SAR shall become immediately exercisable in the event of specified changes in corporate ownership or control. The Committee may accelerate the exercisability of any SAR.

         Upon exercise of a SAR, the holder is entitled to receive an amount which is equal to the aggregate amount of the appreciation in the shares of Common Stock as to which the SAR is exercised. For this purpose, the "appreciation" in the shares consists of the amount by which the fair market value of the shares of Common Stock on the exercise date exceeds (a) in the case of a SAR related to a stock option, the purchase price of the shares under the option or (b) in the case of a SAR granted alone, without reference to a related stock option, an amount determined by the Committee at the time of grant. The Committee may pay the amount of this appreciation to the holder of the SAR by the delivery of Common Stock, cash, or any combination of Common Stock and cash.

RESTRICTED STOCK

         Restricted stock consists of the sale or transfer by the Company to an eligible participant of one or more shares of Common Stock which are subject to restrictions on their sale or other transfer by the employee. The price at which restricted stock will be sold will be determined by the Committee, and it may vary from time to time and among employees and may be less than the fair market value of the shares at the date of sale. All shares of restricted stock will be subject to such restrictions as the Committee may determine. Subject to these restrictions and the other requirements of the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to those shares.

STOCK AWARDS

         Stock awards consist of the transfer by the Company to an eligible participant of shares of Common Stock, without payment, as additional compensation for services to the Company. The number of shares transferred pursuant to any stock award will be determined by the Committee.

PERFORMANCE SHARES

         Performance shares consist of the grant by the Company to an eligible participant of a contingent right to receive cash or payment of shares of Common Stock. The performance shares shall be paid in shares of Common Stock to the extent performance objectives set forth in the grant are achieved. The number of shares granted and the performance criteria will be determined by the Committee.

CASH AWARDS

         A cash award consists of a monetary payment made by the Company to an eligible participant as additional compensation for his services to the Company. Payment may depend on the achievement of specified performance objectives. The amount of any monetary payment constituting a cash award shall be determined by the Committee.

NON-TRANSFERABILITY OF MOST INCENTIVES

         No stock option, SAR, performance share or restricted stock granted under the Plan will be transferable by its holder, except in the event of the holder's death, by will or the laws of descent and distribution. During an employee's lifetime, an Incentive may be exercised only by him or her or by his or her guardian or legal representative.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance may, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, (a) change or impair, without the consent of the recipient thereof, an Incentive previously granted, (b) materially increase the maximum number of shares of Common Stock which may be issued to all employees under the Plan, (c) materially change or expand the types of Incentives that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants. Certain Plan amendments require shareholder approval, including amendments which would materially increase benefits accruing to participants, increase the number of securities issuable under the Plan, or change the requirements for eligibility under the Plan.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option or performance shares or a SAR under the Plan or who purchases or receives shares of restricted stock under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted. A participant who receives a stock award under the Plan consisting of shares of Common Stock will realize ordinary income in the year of the award in an amount equal to the fair market value of the shares of Common Stock covered by the award on the date it is made, and the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income. A participant who receives a cash award will realize ordinary income in the year the award is paid equal to the amount thereof, and the amount of the cash will be deductible by the Company.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

         Options which qualify as incentive stock options are entitled to special tax treatment. Under existing federal income tax law, if shares purchased pursuant to the exercise of such an option are not disposed of by the optionee within two years from the date of granting of the option or within one year after the transfer of the shares to the optionee, whichever is longer, then
(i) no income will be recognized to the optionee upon the exercise of the option; (ii) any gain or loss will be recognized to the optionee only upon ultimate disposition of the shares and, assuming the shares constitute capital assets in the optionee's hands, will be treated as long-term capital gain or loss; (iii) the optionee's basis in the shares purchased will be equal to the amount of cash paid for such shares; and (iv) the Company will not be entitled to a federal income tax deduction in connection with the exercise of the option. The Company understands that the difference between the option price and the fair market value of the shares acquired upon exercise of an incentive stock option will be treated as an "item of tax preference" for purposes of the alternative minimum tax. In addition, incentive stock options exercised more than three months after retirement are treated as non-qualified options.

         The Company further understands that if the optionee disposes of the shares acquired by exercise of an incentive stock option before the expiration of the holding period described above, the optionee must treat as ordinary income in the year of that disposition an amount equal to the difference between the optionee's basis in the shares and the lesser of the fair market value of the shares on the date of exercise or the selling price. In addition, the Company will be entitled to a deduction equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. If the option is a nonstatutory option, the gain recognized on exercise is added to the basis. If the option is an incentive stock option, the optionee will recognize gain if the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the applicable holding period. This gain will be added to the basis of the shares received in replacement of the previously owned shares.

         When a stock appreciation right granted pursuant to the Plan is exercised, the participant will realize ordinary income in the year the right is exercised equal to the value of the appreciation which he is entitled to receive pursuant to the formula described above, and the Company will be entitled to a deduction in the same year and in the same amount.

         A participant who receives restricted stock or performance shares subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will normally realize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. A participant may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. The Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee.


                              PROPOSAL TO ADOPT THE
                         1998 DIRECTOR STOCK OPTION PLAN
                                  (PROPOSAL 4)

         On February 25, 1998, the Board of Directors of the Company unanimously approved the 1998 Director Stock Option Plan (the "Plan"), subject to approval by the Company's shareholders. A complete text of the Plan is set forth as Exhibit B to this Proxy Statement. The brief summary of the Plan which follows is qualified in its entirety by reference to the complete text.

GENERAL

         The purpose of the Plan is to advance the interests of the Company and its shareholders by encouraging share ownership by members of the Board of Directors who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

         The Plan provides that the Board of Directors may award nonqualified stock options to purchase shares of Common Stock from the Company to members of the Board who are not employees of the Company or any of its subsidiaries.

         The number of shares of Common Stock which may be issued under the Plan if this amendment is approved may not exceed 250,000 shares, subject to adjustment in the event of a merger, recapitalization or other corporate restructuring. This represents approximately 3.1% of the outstanding shares of Common Stock on April 7, 1998.

GRANT OF STOCK OPTIONS

         The Plan confers on the Board discretion, with respect to any such stock option, to determine the number and purchase price of the shares subject to the option, the term of each option and the time or times during its term when the option becomes exercisable. The purchase price for incentive stock options may not be less than the fair market value of the shares subject to the option on the date of grant. The term of an option may not exceed 10 years from the date of grant. Any option shall become immediately exercisable upon the removal of the optionee from the Board without cause or in the event of specified changes in corporate control.

         The option price may be paid in cash, check, by delivery of shares of Common Stock valued at their fair market value at the time of purchase, or by a combination of the above.

         In the event that an optionee ceases to be a non-employee director for a reason other than death, any stock option or unexercised portion thereof which was otherwise exercisable on the date the optionee ceases to be a non-employee director shall expire three years after such date, but in no event after the option would otherwise have expired under the Plan. If an optionee dies, any stock option or unexercised portion thereof which was otherwise exercisable on the date of death may be executed by his or her executors, administrators, heirs or distributees within one year after the date of death, but in no event after the option would otherwise have expired under the Plan.

NON-TRANSFERABILITY

         No stock option granted under the Plan will be transferable by its holder except, in the event of the holder's death, by will or the laws of descent and distribution.

AMENDMENT OF THE PLAN

         The Board of Directors may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment in the event of a merger, recapitalization, or other corporate restructuring, become effective without shareholder approval if such approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act. In addition, no amendment to the Plan may materially and adversely affect any right of any optionee with respect to an outstanding option without such optionee's written consent.

FEDERAL INCOME TAX CONSEQUENCES

         The following discussion sets forth certain United States income tax considerations in connection with the ownership of Common Stock. These tax considerations are stated in general terms and are based on the Internal Revenue Code of 1986, as amended, regulations thereunder and judicial and administrative interpretations thereof. This discussion does not address state or local tax considerations with respect to the ownership of Common Stock. Moreover, the tax considerations relevant to ownership of the Common Stock may vary depending on a holder's particular status.

         Under existing Federal income tax provisions, a participant who receives a stock option under the Plan which are subject to restrictions which create a "substantial risk of forfeiture" (within the meaning of section 83 of the Internal Revenue Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes in the year such Incentive is granted.

         When a non-qualified stock option granted pursuant to the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares of Common Stock as to which the option is exercised and the aggregate fair market value of shares of the Common Stock on the exercise date, and the Company will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income.

         If the exercise price of an option is paid by surrender of previously owned shares, the basis of the shares received in replacement of the previously owned shares is carried over. Since the option is a nonstatutory option, the gain recognized on exercise is added to the basis. This gain will be added to the basis of the shares received in replacement of the previously owned shares.


                               PROXIES AND VOTING

         Only holders of record of the Company's Common Stock at the close of business on April 7, 1998, the record date for the Annual Meeting, are entitled to notice of and to vote at the Annual Meeting. On the record date, there were 8,000,189 shares of Common Stock outstanding. Each share of Common Stock entitles the holder thereof to one vote upon each matter to be presented at the Annual Meeting. A quorum, consisting of a majority of the outstanding shares of the Common Stock entitled to vote at the Annual Meeting, must be present in person or represented by proxy before action may be taken at the Annual Meeting.

         Each proxy returned to the Company will be voted in accordance with the instructions indicated thereon. The proxy will be voted FOR the election of the nominees for the Board of Directors named in this Proxy Statement unless a contrary choice is specified. If any nominee should withdraw or otherwise become unavailable for reasons not presently known, the proxies which would have otherwise been voted for such nominee will be voted for such substitute nominee as may be selected by the Board of Directors. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

          All shares represented by proxies will be voted for approval of the proposed Plan amendment unless a contrary choice is specified. A shareholder who abstains with respect to the proposed Plan amendment is considered to be present and entitled to vote at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a proxy to vote on the proposed Plan amendment shall not be considered present and entitled to vote on the proposed amendment.

         While the Board of Directors knows of no other matters to be presented at the Annual Meeting or any adjournment thereof, all proxies returned to the Company will be voted on any such matter in accordance with the judgment of the proxy holders.


                                  OTHER MATTERS

BOARD OF DIRECTORS AND COMMITTEES

         The Board of Directors held no meetings during 1997 and took action by written action in lieu of a meeting 13 times.

         One September 25, 1997, the Board constituted an audit committee and appointed Messrs. Michael Krienik and Thomas Orr as members of that committee. The audit committee reviews the financial affairs of the Company and the annual financial statements relating to the internal and external audit of the Company's books and accounts. There were no committee meetings of the Board in 1997.

INDEPENDENT ACCOUNTANTS

         Ernst & Young LLP acted as the Company's independent public accountants during the fiscal years ended December 31, 1995 and December 29, 1996. On February 4, 1998, the Company dismissed Ernst & Young LLP as its independent accountants and engaged Arthur Andersen LLP as the Company's independent public accountants to audit the Company's financial statements for the fiscal year ended December 28, 1997. The audit committee of the Company's Board of Directors participated in and approved the decision to change independent accountants.

         The reports of Ernst & Young LLP on the Company's financial statements for the most recent two fiscal years for which that firm audited such financial statements, the most recent of which is the fiscal year ended December 29, 1996, contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and the subsequent interim period through the date hereof, there were no disagreements with Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ernst & Young LLP would have caused them to make reference thereto in their report on the financial statements for such years. During the two most recent fiscal years and the subsequent interim period through the date hereof, there have been no reportable events.

         During the Company's two most recent fiscal years and the subsequent interim period through the date hereof, the Company has not consulted with Arthur Andersen LLP on any item regarding (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (2) the subject matter of a disagreement or reportable event with the former independent accountants.

         A representative of Arthur Andersen LLP is expected to attend this year's Annual Meeting of Shareholders and will be available to respond to appropriate questions from shareholders.

BENEFICIAL OWNERSHIP REPORTING COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission and NASDAQ. Officers, directors and greater than ten per cent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on review of the copies of such forms furnished to the Company, or written representations that no Forms 5 were required, the Company believes that during the year ended December 31, 1996 all Section 16(a) filing requirements applicable to its officers, directors and greater than ten per cent beneficial owners were complied with, except that Ronald K. Fuller did not timely file a Form 4 which was due on December 10, 1997 to report a purchase of securities of the Company. Mr. Fuller has since filed a Form 5 on February 10, 1998 to report such acquisition.

PROPOSALS OF SHAREHOLDERS

         All proposals of shareholders intended to be presented at the 1999 Annual Meeting of Shareholders of the Company must be received by the Company at its executive offices on or before December 21, 1998.

SOLICITATION

         The Company will bear the cost of preparing, assembling and mailing the proxy, Proxy Statement, Annual Report and other material which may be sent to the shareholders in connection with this solicitation. Brokerage houses and other custodians, nominees and fiduciaries may be requested to forward soliciting material to the beneficial owners of stock, in which case they will be reimbursed by the Company for their expenses in doing so. Proxies are being solicited primarily by mail but, in addition, officers and regular employees of the Company may solicit proxies personally, by telephone, by telegram or by special letter.

         The Board of Directors does not intend to present to the meeting any other matter not referred to above and does not presently know of any matters that may be presented to the meeting by others. However, if other matters come before the meeting, it is the intent of the persons named in the enclosed proxy to vote the proxy in accordance with their best judgment.

                                           By Order of the Board of Directors


                                           Anne D. Huemme
                                           Secretary

                                                                      EXHIBIT A

                              HOTEL DISCOVERY, INC.

                              1997 STOCK OPTION AND
                                COMPENSATION PLAN
                     (as amended through September 12, 1997)


         a. Purpose. The purpose of this Hotel Discovery, Inc. (the "Company") 1997 Stock Option and Compensation Plan (the "Plan") is to increase stockholder value and to advance the interests of the Company by furnishing a variety of economic incentives ("Incentives") designed to attract, retain and motivate employees and certain key consultants. Incentives may consist of opportunities to purchase or receive shares of Common Stock, without par value, of the Company ("Common Stock"), monetary payments, or both, on terms determined under this Plan.

         b. Administration. The Plan shall be administered by the stock option committee (the "Committee") of the board of directors of the Company (the "Board"). Subject to any provisions of state law which may require that the Committee consist of a larger number of members, if the Company stock is privately held, the Committee shall consist of one or more directors of the Company as shall be appointed from time to time by the Chairman of the Board. If the Company stock becomes the subject of a public offering, the Committee shall then consist of not less than two directors who shall be appointed from time to time by the Board, each of which such appointees shall be a "disinterested person" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, and the regulations promulgated thereunder (the "1934 Act"), and the Board may from time to time appoint members of the Committee in substitution for, or in addition to, members previously appointed, and may fill vacancies, however caused, in the Committee. If more than one person is on the Committee, the following shall apply: (a) the Committee shall select one of its members as its chairman and shall hold its meetings at such times and places as it shall deem advisable; (b) a majority of the Committee's members shall constitute a quorum;
(c) all action of the Committee shall be taken by the majority of its members; and (d) any action may be taken by a written instrument signed by majority of the members and actions so taken shall be fully effective as if they had been made by a majority vote at a meeting duly called and held. The Committee may appoint a secretary, shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable. The Committee shall have complete authority to award Incentives under the Plan, to interpret the Plan, and to make any other determination which it believes necessary and advisable for the proper administration of the Plan. The Committee's decisions and matters relating to the Plan shall be final and conclusive on the Company and its participants.

         c. Eligible Participants. Employees of or consultants to the Company or its subsidiaries or affiliates (including officers and directors, but excluding directors who are not also employees of or consultants to the Company or its subsidiaries or affiliates), shall become eligible to receive Incentives under the Plan when designated by the Committee. Participants may be designated individually or by groups or categories (for example, by pay grade) as the Committee deems appropriate. Participation by officers of the Company or its subsidiaries or affiliates and any performance objectives relating to such officers must be approved by the Committee. Participation by others and any performance objectives relating to others may be approved by groups or categories (for example, by pay grade) and authority to designate participants who are not officers and to set or modify such targets may be delegated.

         d. Types of Incentives. Incentives under the Plan may be granted in any one or a combination of the following forms: (a) incentive stock options and non-statutory stock options (section 6); (b) stock appreciation rights ("SARs") (section 7); (c) stock awards (section 8); (d) restricted stock (section 8); (e) performance shares (section 9); and (f) cash awards (section 10).

         e. Shares Subject to the Plan.

            i.   Number of Shares. Subject to adjustment as provided in
         Section 11.6, the number of shares of Common Stock which may be issued under the Plan shall not exceed 750,000 shares of Common Stock.

            ii. Cancellation. To the extent that cash in lieu of shares of Common Stock is delivered upon the exercise of a SAR pursuant to
         Section 7.4, the Company shall be deemed, for purposes of applying the limitation on the number of shares, to have issued the greater of the number of shares of Common Stock which it was entitled to issue upon such exercise or on the exercise of any related option. In the event that a stock option or SAR granted hereunder expires or is terminated or canceled unexercised as to any shares of Common Stock, such shares may again be issued under the Plan either pursuant to stock options, SARs or otherwise. In the event that shares of Common Stock are issued as restricted stock or pursuant to a stock award and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan, either as restricted stock, pursuant to stock awards or otherwise. The Committee may also determine to cancel, and agree to the cancellation of, stock options in order to make a participant eligible for the grant of a stock option at a lower price than the option to be canceled.

            iii. Type of Common Stock. Common Stock issued under the Plan in connection with stock options, SARs, performance shares, restricted stock or stock awards, may be authorized and unissued shares.

         f. Stock Options. A stock option is a right to purchase shares of Common Stock from the Company. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

            i. Price. The option price per share shall be determined by the Committee, provided that such price shall not be below the Fair Market Value of the Common Stock subject to the adjustment under
         Section 11.6.

            ii. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to adjustment as provided in Section 11.6. The number of shares of Common Stock subject to a stock option shall be reduced in the same proportion that the holder thereof exercises a SAR if any SAR is granted in conjunction with or related to the stock option.

            iii. Duration and Time for Exercise. Subject to earlier termination as provided in Section 11.4, the term of each stock option shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee at the time of grant. The Committee may accelerate the exercisability of any stock option. Subject to the foregoing and with the approval of the Committee, all or any part of the shares of Common Stock with respect to which the right to purchase has accrued may be purchased by the Company at the time of such accrual or at any time or times thereafter during the term of the option.

            iv. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars upon exercise of the option and may be paid by cash; uncertified or certified check; bank draft; by delivery of shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value on the date such option is exercised; by instructing the Company to withhold from the shares of Common Stock issuable upon exercise of the stock option shares of Common Stock in payment of all or any part of the option price, which shares shall be valued for this purpose at the Fair Market Value or in such other manner as may be authorized from time to time by the Committee. Prior to the issuance of shares of Common Stock upon the exercise of a stock option, a participant shall have no rights as a stockholder.

            v. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options which are intended to qualify as Incentive Stock Options, as such term is defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code"):

                 (1) The aggregate Fair Market Value (determined as of the time the option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any participant during any calendar year (under all of the Company's plans) shall not exceed $100,000.

                 (2) Any Incentive Stock Option certificate authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain all provisions required in order to qualify the options as Incentive Stock Options.

                 (3) All Incentive Stock Options must be granted within ten years from the earlier of the date on which this Plan was adopted by the Board or the date this Plan was approved by the stockholders.

                 (4) Unless sooner exercised, all Incentive Stock Options shall expire no later than 10 years after the date of grant.

                 (5) The option price for Incentive Stock Options shall be not less than the Fair Market Value of the Common Stock subject to the option on the date of grant.

                 (6) No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422A of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

         g. Stock Appreciation Rights. A SAR is a right to receive, without payment to the Company, a number of shares of Common Stock, cash or any combination thereof, the amount of which is determined pursuant to the formula set forth in Section 7.4. A SAR may be granted (a) with respect to any stock option granted under this Plan, either concurrently with the grant of such stock option or at such later time as determined by the Committee (as to all or any portion of the shares of Common Stock subject to the stock option), or (b) alone, without reference to any related stock option. Each SAR granted by the Committee under this Plan shall be subject to the following terms and conditions:

            i. Number. Each SAR granted to any participant shall relate to such number of shares of Common Stock as shall be determined by the Committee, subject to adjustment as provided in Section 11.6.
         In the case of a SAR granted with respect to a stock option, the number of shares of Common Stock to which the SAR pertains shall be reduced in the same proportion that the holder of the option exercises the related stock option.

            ii.  Duration. Subject to earlier termination as provided in
         Section 11.4, the term of each SAR shall be determined by the Committee but shall not exceed ten years and one day from the date of grant. Unless otherwise provided by the Committee, each SAR shall become exercisable at such time or times, to such extent and upon such conditions as the stock option, if any, to which it relates is exercisable. The Committee may in its discretion accelerate the exercisability of any SAR.

            iii. Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of SARs which the holder wishes to exercise. Upon receipt of such written notice, the Company shall, within ninety (90) days thereafter, deliver to the exercising holder certificates for the shares of Common Stock or cash or both, as determined by the Committee, to which the holder is entitled pursuant to Section 7.4.

            iv. Payment. Subject to the right of the Committee to deliver cash in lieu of shares of Common Stock (which, as it pertains to officers and directors of the Company, shall comply with all requirements of the 1934 Act), the number of shares of Common Stock which shall be issuable upon the exercise of a SAR shall be determined by dividing:

                 (1) the number of shares of Common Stock as to which the SAR is exercised multiplied by the amount of the appreciation in such shares (for this purpose, the "appreciation" shall be the amount by which the Fair Market
            Value of the shares of Common Stock subject to the SAR on the exercise date exceeds (1) in the case of a SAR related to a stock option, the purchase price of the shares of Common Stock under the stock option or (2) in the case of a SAR granted alone, without reference to a related stock option, an amount which shall be determined by the Committee at the time of grant, subject to adjustment under Section 11.6); by

                 (2) the Fair Market Value of a share of Common Stock on the exercise date.

            In lieu of issuing shares of Common Stock upon the exercise of a SAR, the Committee may elect to pay the holder of the SAR cash equal to the Fair Market Value on the exercise date of any or all of the shares which would otherwise be issuable. No fractional shares of Common Stock shall be issued upon the exercise of a SAR; instead, the holder of the SAR shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value of a share of Common Stock on the exercise date or to purchase the portion necessary to make a whole share at its Fair Market Value on the date of exercise.

         h. Stock Awards and Restricted Stock. A stock award consists of the transfer by the Company to a participant of shares of Common Stock, without other payment therefor, as additional compensation for services to the Company. A share of restricted stock consists of shares of Common Stock which are sold or transferred by the Company to a participant at a price determined by the Committee (which price shall be at least equal to the minimum price required by applicable law for the issuance of a share of Common Stock) and subject to restrictions on their sale or other transfer by the participant. The transfer of Common Stock pursuant to stock awards and the transfer and sale of restricted stock shall be subject to the following terms and conditions:

            i. Number of Shares. The number of shares to be transferred or sold by the Company to a participant pursuant to a stock award or as restricted stock shall be determined by the Committee.

            ii. Sale Price. The Committee shall determine the price, if any, at which shares of restricted stock shall be sold to a participant, which may vary from time to time and among participants and which may be below the Fair Market Value of such shares of Common Stock at the date of sale.

            iii. Restrictions. All shares of restricted stock transferred or sold hereunder shall be subject to such restrictions as the Committee may determine, including, without limitation any or all of the following:

                 (1) a prohibition against the sale, transfer, pledge or other encumbrance of the shares of restricted stock, such prohibition to lapse at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                 (2) a requirement that the holder of shares of restricted stock forfeit, or (in the case of shares sold to a participant) resell back to the Company at his or her cost, all or a part of such shares in the event of termination of his or her employment or consulting engagement during any period in which such shares are subject to restrictions;

                 (3) such other conditions or restrictions as the Committee may deem advisable.

            iv. Escrow. In order to enforce the restrictions imposed by the Committee pursuant to Section 8.3, the participant receiving restricted stock shall enter into an agreement with the Company setting forth the conditions of the grant. Shares of restricted stock shall be registered in the name of the participant and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

            The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the 1997 Stock Option and Compensation Plan of Hotel Mexico, Inc. (the "Company"), and an agreement entered into between the registered owner and the Company. A copy of the Plan and the agreement is on file at the office of the secretary of the Company.

            v. End of Restrictions. Subject to Section 11.5, at the end of any time period during which the shares of restricted stock are subject to forfeiture and restrictions on transfer, such shares will be delivered free of all restrictions to the participant or to the participant's legal representative, beneficiary or heir.

            vi. Stockholder. Subject to the terms and conditions of the Plan, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid in cash or property other than Common Stock with respect to shares of restricted stock shall be paid to the participant currently.

         i. Performance Shares. A performance share consists of an award which shall be paid in shares of Common Stock, as described below. The grant of performance share shall be subject to such terms and conditions as the Committee deems appropriate, including the following:

            i. Performance Objectives. Each performance share will be subject to performance objectives for the Company or one of its operating units to be achieved by the end of a specified period. The number of performance shares granted shall be determined by the Committee and may be subject to such terms and conditions, as the Committee shall determine. If the performance objectives are achieved, each participant will be paid in shares of Common Stock or cash. If such objectives are not met, each grant of performance shares may provide for lesser payments in accordance with formulas established in the award.

            ii. Not Stockholder. The grant of performance shares to a participant shall not create any rights in such participant as a stockholder of the Company, until the payment of shares of Common Stock with respect to an award.

            iii. No Adjustments. No adjustment shall be made in performance shares granted on account of cash dividends which may be paid or other rights which may be issued to the holders of Common Stock prior to the end of any period for which performance objectives were established.

            iv. Expiration of Performance Share. If any participant's employment or consulting engagement with the Company is terminated for any reason other than normal retirement, death or disability prior to the achievement of the participant's stated performance objectives, all the participant's rights on the performance shares shall expire and terminate unless otherwise determined by the Committee. In the event of termination by reason of death, disability, or normal retirement, the Committee, in its own discretion may determine what portions, if any, of the performance shares should be paid to the participant.

         j. Cash Awards. A cash award consists of a monetary payment made by the Company to a participant as additional compensation for his or her services to the Company. Payment of a cash award will normally depend on achievement of performance objectives by the Company or by individuals. The amount of any monetary payment constituting a cash award shall be determined by the Committee in its sole discretion. Cash awards may be subject to other terms and conditions, which may vary from time to time and among participants, as the Committee determines to be appropriate.

         k. General.

            i.   Effective Date.   The Plan will become effective upon its
         adoption by the Board.

            ii. Duration. The Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed. No Incentives may be granted under the Plan after the tenth anniversary of the date the Plan is approved by the stockholders of the Company.

            iii. Non-transferability of Incentives. No stock option, SAR, restricted stock or performance award may be transferred, pledged or assigned by the holder thereof except, in the event of the holder's death, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and the Company shall not be required to recognize any attempted assignment of such rights by any participant. Notwithstanding the preceding sentence, stock options may be transferred by the holder thereof to family members, trusts or charities. During a participant's lifetime, an Incentive may be exercised only by him or her, by his or her guardian or legal representative or, in the case of stock options, by the transferees permitted by the preceding sentence.

           iv. Effect of Termination or Death. In the event that a participant ceases to be an employee of or consultant to the Company for any reason, including death, any Incentives may be exercised or shall expire at such times as may be determined by the Committee.

           v. Additional Condition. Notwithstanding anything in this Plan to the contrary: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his or her own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

           vi. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options, or achievement of performance share objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievements of performance shares, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the discretion of the Committee, to provide participants with the same relative rights before and after such adjustment.

           vii. Incentive Plans and Agreements. Except in the case of stock awards or cash awards, the terms of each Incentive shall be stated in a plan or agreement approved by the Committee. The Committee may also determine to enter into agreements with holders of options to reclassify or convert certain outstanding options, within the terms of the Plan, as Incentive Stock Options or as non-statutory stock options and in order to eliminate SARs with respect to all or part of such options and any other previously issued options.

           viii. Withholding.

                 (1) The Company shall have the right to withhold from
            any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time when a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with a distribution of Common Stock or upon exercise of an option or SAR, the participant may satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold from the distribution shares of Common Stock having a value up to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

                 (2)  Each Election must be made prior to the Tax Date.
            The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. An Election is irrevocable.

                 (3) If a participant is an officer or director of the Company within the meaning of Section 16 of the 1934 Act, then an Election must comply with all of the requirements of the 1934 Act.

            ix. No Continued Employment. Engagement or Right to Corporate Assets. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of, or to continue his or her consulting engagement for, the Company for any period of time or to any right to continue his or her present or any other rate of compensation. Nothing contained in the Plan shall be construed as giving an employee, a consultant, such persons' beneficiaries, or any other person, any equity or interests of any kind in the assets of the Company or creating a trust of any kind or a fiduciary relationship of any kind between the Company and any such person.

            x. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive. Payment may be deferred at the option of the participant if provided in the Incentive.

            xi. Amendment of the Plan. The Board may amend or discontinue the Plan at any time. However, no such amendment or discontinuance shall, subject to adjustment under Section 11.6, (a) change or impair, without the consent of the recipient, an Incentive previously granted,
         (b) materially increase the maximum number of shares of Common Stock which may be issued to all participants under the Plan, (c) materially increase the benefits that may be granted under the Plan, (d) materially modify the requirements as to eligibility for participation in the Plan, or (e) materially increase the benefits accruing to participants under the Plan.

            xii. Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan or in any Incentive to the contrary, (a) the restrictions on all shares of restricted stock award shall lapse immediately, (b) all outstanding options and SARs will become exercisable immediately, and (c) all performance shares shall be deemed to be met and payment made immediately, if subsequent to the date that the Plan is approved by the Board of Directors of the Company, any of the following events occur unless otherwise determined by the Board and a majority of the Continuing Directors (as defined below).

                 (1) any person or group of persons becomes the beneficial owner of thirty percent (30%) or more of any equity security of the Company entitled to vote for the election of directors;

                 (2) a majority of the members of the Board is replaced within the period of less than two (2) years by directors not nominated and approved by the Board; or

                 (3) the stockholders of the Company approve an agreement to merge or consolidate with or into another corporation or an agreement to sell or otherwise dispose of all or substantially all of the Company's assets (including a plan of liquidation).

         For purposes of this Section 11.12, beneficial ownership by a person or group of persons shall be determined in accordance with Regulation 13D (or any similar successor regulation) promulgated by the Securities and Exchange Commission pursuant to the 1934 Act. Beneficial ownership of more than thirty percent (30%) of an equity security may be established by any reasonable method, but shall be presumed conclusively as to any person who files a Schedule 13D report with the Securities and Exchange Commission reporting such ownership. If the restrictions and forfeitability periods are eliminated by reason of provision (1), the limitations of this Plan shall not become applicable again should the person cease to own thirty percent (30%) or more of any equity security of the Company.

         For purposes of this Section 11.12, "Continuing Directors" are directors (a) who were in office prior to the time any of provisions (1), (2) or
(3) occurred or any person publicly announced an intention to acquire twenty percent (20%) or more of any equity security of the Company, (b) directors in office for a period of more than two years, and (c) directors nominated and approved by the Continuing Directors.

                 xiii. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined by reference to the last sale price of a share of Common Stock on the principal United States Securities Exchange registered under the 1934 Act on which the Common Stock is listed (the "Exchange"), or, on the National Association of Securities Dealers, Inc. Automatic Quotation System (including the National Market System) ("NASDAQ") on the applicable date. If the Exchange or NASDAQ is closed for trading on such date, or if the Common Stock does not trade on such date, then the last sale price used shall be the one on the date the Common Stock last traded on the Exchange or NASDAQ. If the Common Stock is not listed on an Exchange or on NASDAQ, "Fair Market Value" shall be determined by the Board of Directors of the Company, which such valuation determination shall be conclusive.

                                                                      EXHIBIT B

                              HOTEL DISCOVERY, INC.

                         1998 DIRECTOR STOCK OPTION PLAN


         1. PURPOSE. The purpose of the Hotel Discovery, Inc. 1998 Director Stock Option Plan (the "Plan") is to advance the interests of Hotel Discovery, Inc. (the "Company") and its shareholders by encouraging share ownership by members of the Board of Directors of the Company (the "Board") who are not employees of the Company or any of its subsidiaries, in order to promote long-term shareholder value through continuing ownership of the Company's common stock.

         2. ADMINISTRATION. The Plan shall be administered by the Board. The Board shall have all the powers vested in it by the terms of the Plan, such powers to include authority (within the limitations described herein) to prescribe the form of the agreement embodying awards of nonqualified stock options made under the Plan ("Options"). The Board shall, subject to the provisions of the Plan, grant Options under the Plan and shall have the power to construe the Plan, to determine all questions arising thereunder and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable. Any decisions of the Board in the administration of the Plan, as described herein, shall be final and conclusive. The Board may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their number or any other officer of the Company to execute and deliver documents on behalf of the Board. No member of the Board shall be liable for anything done or omitted to be done by him or by any other member of the Board in connection with the Plan, except for his own willful misconduct or as expressly provided by statute.

         3. PARTICIPATION. Each member of the Board who is not an employee of the Company or any of its subsidiaries (a "Non-Employee Director") shall be eligible to receive an Option in accordance with Paragraph 5 below.

         4.  AWARDS UNDER THE PLAN.

         (a) Awards under the Plan shall include only Options, which are rights to purchase common stock of the Company, having $.01 par value (the "Common Stock"). Such Options are subject to the terms, conditions and restrictions specified in Paragraph 5 below.

         (b) There may be issued under the Plan pursuant to the exercise of Options an aggregate of not more than 250,000 shares of Common Stock, subject to adjustment as provided in Paragraph 6 below. If any Option is canceled, terminates or expires unexercised, in whole or in part, any shares of Common Stock that would otherwise have been issuable pursuant thereto will be available for issuance under new Options.

         (c) A Non-Employee Director to whom an Option is granted (and any person succeeding to such a Non-Employee Director's rights pursuant to the Plan) shall have no rights as a shareholder with respect to any Common Stock issuable pursuant to any such Option until the date of the issuance of a stock certificate to him for such shares. Except as provided in Paragraph 6 below, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

         5. NONQUALIFIED STOCK OPTIONS. Each Option granted under the Plan shall be evidenced by an agreement in such form as the Board shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions:

         (a) The Option exercise price shall be the "Fair Market Value" (as herein defined) of the Common Stock subject to such Option on the date the Option is granted. Fair Market Value shall be the closing sales price of a share of Common Stock on the date of grant as reported on the Nasdaq Market or, if the Nasdaq Market is closed on that date, on the last preceding date on which the Nasdaq Market was open for trading, but in no event will such Option exercise price be less than the par value of the Common Stock.

         (b) The Board shall determine the number of shares of Common Stock subject to each Option granted to Non-Employee Directors and, subject to Section 5(d) hereof, the vesting schedule of each such Option. Notwithstanding the foregoing, once such Options become outstanding, a Non-Employee Director will still be entitled to the anti-dilution adjustments provided for in Section 6 hereof.

         (c) The Option shall not be transferable by the optionee otherwise than by will or the laws of descent and distribution, and shall be exercisable during his lifetime only by him.

         (d) Options shall not be exercisable:

             (i) except pursuant to the vesting schedule established by the Board of Directors and after the expiration of ten years from the date it is granted. Notwithstanding anything to the contrary herein, an Option shall automatically become immediately exercisable in full: (i) upon the removal of the Non-Employee Director from the Board without cause; or (ii) in the event of a "change in control" of the Company, as defined in any existing agreements between the Company and its senior officers.

             (ii) unless payment in full is made for the shares of Common Stock being acquired thereunder at the time of exercise, such payment shall be made in United States dollars by cash or check, or in lieu thereof, by tendering to the Company Common Stock owned by the person exercising the Option and having a Fair Market Value equal to the cash exercise price applicable to such Option, or by a combination of United States dollars and Common Stock as aforesaid; and

             (iii) unless the person exercising the Option has been at all times during the period beginning with the date of grant of the Option and ending on the date of such exercise, a Non-Employee Director of the Company, except that

                      (A) if such person shall cease to be such a Non-Employee Director for reasons other than death, while holding an Option that has not expired and has not been fully exercised, such person may, at any time within three years of the date he ceased to be a Non-Employee Director (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any Common Stock as to which he could have exercised on the date he ceased to be such a Non-Employee Director; or

                      (B) if any person to whom an Option has been granted shall die holding an Option that has not expired and has not been fully exercised, his executors, administrators, heirs or distributees, as the case may be, may, at any time within one year after the date of such death (but in no event after the Option has expired under the provisions of subparagraph 5(d)(i) above), exercise the Option with respect to any shares subject to the Option.

         6. DILUTION AND OTHER ADJUSTMENTS. In the event of any change in the outstanding Common Stock of the Company by reason of any stock split, stock dividend, split-up, split-off, spin-off, recapitalization, merger, consolidation, rights offering, reorganization, combination or exchange of shares, a sale by the Company of substantially all of its assets, any distribution to shareholders other than a normal cash dividend, or other extraordinary or unusual event, the number or kind of shares that may be issued under the Plan pursuant to subparagraph 4(b) above, and the number or kind of shares subject to, and the Option price per share under, all outstanding Options shall be automatically adjusted so that the proportionate interest of the participant shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total Option exercise price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option exercise price per share, and such adjustment shall be conclusive and binding for all purposes of the Plan.

         7.  MISCELLANEOUS PROVISIONS.

         (a) Except as expressly provided for in the Plan, no Non-Employee Director or other person shall have any claim or right to be granted an Option under the Plan. Neither the Plan nor any action taken hereunder shall be construed as giving any Non-Employee Director any right to be retained in the service of the Company.

         (b) A participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a participant's death, by will or the laws of descent and distribution), including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner, and no such right or interest of any participant in the Plan shall be subject to any obligation or liability of such participant.

         (c) Common Stock shall not be issued hereunder unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign securities, securities exchange and other applicable laws and requirements.

         (d) It shall be a condition to the obligation of the Company to issue Common Stock upon exercise of an Option, that the participant (or any beneficiary or person entitled to act under subparagraph 5(d)(iii)(B) above) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue such Common Stock.

         (e) The expenses of the Plan shall be borne by the Company.

         (f) By accepting any Option or other benefit under the Plan, each participant and each person claiming under or through him shall be conclusively deemed to have indicated his acceptance and ratification of, and consent to, any action taken under the Plan by the Company or the Board.

         (g) The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Options hereunder or any Common Stock issued pursuant hereto as may be required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, or any other applicable statute, rule or regulation.

         8. AMENDMENT OR DISCONTINUANCE. The Plan may be amended at any time and from time to time by the Board as the Board shall deem advisable; provided, however, that no amendment shall become effective without shareholder approval if such shareholder approval is required by law, rule or regulation, and in no event shall the Plan be amended more than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act or the rules thereunder. No amendment of the Plan shall materially and adversely affect any right of any participant with respect to any Option theretofore granted without such participant's written consent.

         9. TERMINATION. This Plan shall terminate upon the earlier of the following dates or events to occur upon the adoption of a resolution of the Board terminating the Plan or ten years from the date the Plan is initially approved and adopted by the shareholders of the Company. No termination of the Plan shall materially and adversely affect any of the rights or obligations of any person, without his consent, under any Option theretofore granted under the Plan.

         10. EFFECTIVE DATE OF PLAN. The Plan will become effective on the date that it is approved by the affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the Company's Special Meeting of Shareholders.

                             HOTEL DISCOVERY, INC.
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- MAY 21, 1998

         The undersigned, a shareholder of Hotel Discovery, Inc., hereby appoints Stephen D. King and Ronald K. Fuller, and each of them, as proxies, with full power of substitution, to vote on behalf of the undersigned the number of shares which the undersigned is then entitled to vote, at the Annual Meeting of Shareholders of Hotel Discovery, Inc. to be held at the Minnesota Room, Mall of America, Fourth Floor, Bloomington, Minnesota, at 2:00 p.m. on Thursday, May 21, 1998, and at any and all adjournments thereof, with all the powers which the undersigned would possess if personally present, upon:

         1.  Election of Directors:
            [ ] FOR all nominees (except as marked to the     [ ] WITHHOLD AUTHORITY
         contrary below)                                        to vote for all nominees listed below

        Ronald K. Fuller, Stephen D. King, Michael H. Krienik, Martin J.
                             O'Dowd, Thomas W. Orr

     INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below:

     ----------------------------------------------------------------------

     2. To approve an amendment to the Company's Articles of Incorporation to change the name of the Company from Hotel Discovery, Inc. to Cafe Odyssey, Inc.
                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     3. To approve an amendment to the Company's 1997 Stock Option and Compensation Plan to increase the number of shares of Common Stock reserved for issuance thereunder by 500,000 shares to 1,250,000 shares.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     4.  To approve the adoption of the 1998 Director Stock Option Plan.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

     5. Upon such other business as may properly come before the meeting or any adjournments thereof.

                [ ] FOR          [ ] AGAINST          [ ] ABSTAIN

        (Continued and to be COMPLETED AND SIGNED, on the reverse side)

                          (Continued from other side)

         The Board of Directors recommends a vote FOR all nominees, FOR the amendment to the Company's Articles of Incorporation to change the Company's name, FOR the amendment to the 1997 Stock Option and Compensation Plan and FOR the adoption of the 1998 Director Stock Option Plan.

         The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director, FOR the amendment to the Company's Articles of Incorporation to change the name of the Company, FOR the proposal to increase the number of shares reserved for issuance under the Company's 1997 Stock Option and Compensation Plan and FOR the proposal to adopt the 1998 Director Stock Option Plan.

                                             Dated:  , 1998
                                                       Signature

                                               Signature if held jointly

                                             (Shareholder must sign exactly
                                             as the name appears at left.
                                             When signed as a corporate
                                             officer, executor,
                                             administrator, trustee,
                                             guardian, etc., please give
                                             full title as such. Both joint
                                             tenants must sign.)